Summary Prospectus September 30, 2011

PNC Multi-Factor Small Cap Value Fund

Class A – PMRRX  Class C – PSVCX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated September 30, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 58 and in the "Additional Purchase and Redemption Information" section on page 53 of the Fund's statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.04%[2]	0.75%
Other Expenses	0.86%	0.86%
Shareholder Servicing Fees	0.25%	0.25%
Other	0.61%	0.61%
Total Annual Fund Operating Expenses	1.90%	2.61%
Fee Waiver and ExpenseReimbursement[3]	-0.36%	-0.36%
Total Annual Fund Operating Expenses After Expense Reimbursement[3]	1.54%	2.25%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more. However, a contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. In addition, a contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

2  "Distribution (12b-1) Fees" have been restated to reflect the maximum fees to be incurred by the Fund's Class A Shares during the current fiscal year. The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 30, 2012, at which time the Board will determine whether to renew, revise or discontinue it.

3  The Fund's investment adviser ("Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's "Total Annual Fund Operating Expenses" exceed 1.54% and 2.25% for Class A and Class C Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage, commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 30, 2012, at which time the Fund's investment adviser will determine whether to renew, revise or discontinue it. The Adviser can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within three years after the Adviser's own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$1,093	$1,512	$2,678
Class C Shares	$328	$777	$1,353	$2,918

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$228	$777	$1,353	$2,918

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Summary Prospectus 1 of 4 PNC Multi-Factor Small Cap Value Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of small cap companies. The Fund defines a small cap company as one whose market capitalization falls approximately (i) within the current market capitalization range of companies in the Russell 2000 Value Index or (ii) below the average, for the past three years, of the highest market capitalization company as of December 31 within the Russell 2000 Value Index. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser assesses the performance potential of companies and buys those companies it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may invest in foreign stocks in keeping with the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Concentration Risk. To the extent that the Fund invests a significant portion of its assets in one or more industry sectors, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.

Foreign Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Market Risk. The Fund is subject to the risk that the markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Such changes may be caused by factors affecting individual companies, industries or sectors or the markets as a whole and may reduce the value of an investment in the Fund.

Small Companies Risk. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Value Investing Risk. The Fund is subject to the risk that value stocks may fall out of favor with investors and underperform other asset types. The price of a company's stock may take a long time to, or never, reach the level that the Adviser considers to be its intrinsic value.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_258/Overview.fs or by calling 1-800-622-FUND (3863).

Performance information prior to November 30, 2005 represents performance of the Allegiant Small Cap Value Fund, which on that date changed its investment objective, principal investment strategies and name to the Allegiant Multi-Factor Small Cap Value Fund. On February 8, 2010, the Allegiant Multi-Factor Small Cap Value Fund changed its name to the PNC Multi-Factor Small Cap Value Fund.

Calendar Year Total Returns

Best Quarter	19.22%	(12/31/01)
Worst Quarter	-22.26%	(12/31/08)

The Fund's year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2011 was 7.40%.

Summary Prospectus 2 of 4 PNC Multi-Factor Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Class A Shares
Returns Before Taxes	19.85%	-2.02%	4.57%
Returns After Taxes on Distributions[1]	19.51%	-3.35%	2.63%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	13.07%	-1.94%	3.32%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	3.52%	8.42%
	1 Year	5 Years	10 Years
Class C Shares
Returns Before Taxes	24.82%	-1.63%	4.41%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	3.52%	8.42%

1  After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Fund Portfolio Manager	Title
Hitesh C. Patel, PhD	6	Managing Director

Paul Kleinaitis, CFA	6	Senior Portfolio Manager

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the PNC Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $1,000 for Class A and Class C Shares; and

•  The minimum initial investment for shares purchased through a Systematic Investment Program ("SIP") is $50 for Class A and Class C Shares.

Minimum Subsequent Investments:

•  There is no minimum subsequent investment amount, unless shares are purchased through a SIP; and

•  Shares purchased through a SIP have a $50 minimum subsequent investment requirement.

A Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

Tax Information

A Fund's distributions are taxable, and will be taxed as ordinary income or capital gains. However, this will not be the case if you are invested in a Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Summary Prospectus 3 of 4 PNC Multi-Factor Small Cap Value Fund

PNC Funds

P.O. Box 9795

Providence, RI 02940-9795

SUM-EQMFVA-0911